BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Basic Value V.I. Fund

(the “Fund”)

Supplement dated November 26, 2019 to the Statement of Additional Information (“SAI”) of the Fund, dated May 1, 2019

Effective November 15, 2019, the following changes are made to the Fund’s SAI:

The section entitled “Management and Advisory Arrangements — Portfolio Manager Information” is revised as follows:

The sub-section entitled “Other Funds and Accounts Managed — BlackRock Basic Value V.I. Fund” is deleted in its entirety and replaced with the following:

BlackRock Basic Value V.I. Fund

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Carrie King	7 $4.28 Billion	3 $947.5 Billion	1 $3.96 Million	0 $0	0 $0	0 $0
Joseph Wolfe	9 $5.18 Billion	9 $3.31 Billion	0 $0	0 $0	0 $0	0 $0
Tony DeSpirito*	9 $24.56 Billion	6 $2.40 Billion	2 $311.3 Million	0 $0	2 $192.1 Million	2 $311.3 Million
David Zhao*	8 $24.24 Billion	6 $2.40 Billion	2 $311.3 Million	0 $0	2 $192.1 Million	2 $311.3 Million
Franco Tapia*	8 $24.24 Billion	6 $2.40 Billion	2 $311.3 Million	0 $0	2 $192.1 Million	2 $311.3 Million

*	Information provided for Messrs. DeSpirito, Zhao and Tapia is as of October 31, 2019.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is amended to add the following:

Information for Messrs. DeSpirito, Zhao and Tapia is as of October 31, 2019 with respect to BlackRock Basic Value V.I. Fund.

The sub-section entitled “Discretionary Incentive Compensation” is amended to add the Fund to the “Funds Managed” column with respect to Messrs. DeSpirito, Zhao and Tapia.

Shareholders should retain this Supplement for future reference.

SAI-VAR-BV-1119SUP